Going Concern (Details) $ in Millions	12 Months Ended
Dec. 31, 2019 USD ($)
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Changes in financial statement, description	the Company’s consolidated financial statements, for the year ended December 31, 2019, the Company’s gross profit from its continuing operations decreased approximately $6.7 million or 47.5%, from approximately $14.0 million in fiscal year 2018 to approximately $7.4 million in fiscal year 2019. As a percentage of revenues, the cost of revenues from continuing operations increased approximately 23% to 75% in fiscal 2019 from 52% in fiscal 2018, which was mainly attributable to higher raw material cost for manufacturing and sales of the Company’s construction materials in fiscal 2019, as affected by more rigorous environmental protection procedures implemented by Chinese government which raised the quality standard of construction materials used in the municipal project construction. In addition, the Company incurred significant impairment loss on its fixed assets and bad debt expense on uncollectible accounts receivable and advance payments due to change in market conditions of our customers and suppliers as affected by the COVID-19 outbreak and spread. As a result, for fiscal 2019, the Company reported a net loss of approximately $15.1 million (including net loss from continuing operations of $12.3 million and net loss from discontinued operations of $2.8 million), as compared to the net income of approximately $4.6 million for fiscal 2018(consisting of net income from continuing operations of $2.7 million and net income from discontinued operations of $1.9 million). In addition, the Company’s working capital decreased by approximately $8.6 million from $8.8 million as of December 31, 2018 to a working capital of $0.2 million as of December 31, 2019.
Cash	$ 0.9
Amount of accounts receivable outstanding	11.7
Accounts receivable from third parties	11.3
Accounts receivable from related party	0.5
Amount of accounts receivable collected back	$ 4.4
Percentage of accounts receivable collected back	37.00%
Amount collected back from third party	$ 3.9
Amount collected back from related party	0.5
Amount of bank loans outstanding	17.1
Short term borrowing	8.3
Long term debt	1.4
Long- term loans	7.3
Repayment of bank loans	7.3
Amount of Repayment of loans term extended	0.5
Amount of additional new bank loans	$ 5.0